 Pursuant to Rule 434 under the Securities Act of 1933, as amended, this Term
  Sheet, taken together  with the Preliminary Prospectus dated  July 1, 1999
   (the "Preliminary Prospectus"), shall be  deemed to constitute the final prospectus  of  Nuveen  Florida  Quality Income  Municipal  Fund  (the
      "Fund") for purposes of Section 10(a)  of such Act with respect  to the  shares  of  Municipal  Auction  Rate  Cumulative  Preferred
        Shares, Series  F, offered  hereby. Capitalized terms  used in this  Term  Sheet which  are  not  defined herein  have  the meaning given to them in the Preliminary Prospectus.

   USED IN RELIANCE ON RULE 434 UNDER THE SECURITIES ACT OF 1933, AS AMENDED
            SUPPLEMENT TO PRELIMINARY PROSPECTUS DATED JULY 1, 1999

                                ---------------

                                  $12,000,000
                 Nuveen Florida Quality Income Municipal Fund
    Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred(R)")
                              480 Shares Series F
                   Liquidation Preference $25,000 Per Share

                                ---------------

(R)Registered trademark of John Nuveen & Co. Incorporated.

   The Fund is offering 480 shares of Series F Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") by way of the Preliminary Prospectus. A Preliminary Statement of Additional Information dated July 1, 1999 containing additional information regarding the Fund has been filed with the Commission and is hereby incorporated by reference in its entirety into the Preliminary Prospectus and this Term Sheet, taken together. No changes have been made to such Preliminary Statement of Additional Information, which, accordingly, shall serve as the Statement of Additional Information relating to the shares of Series F MuniPreferred and the Fund (the "Statement of Additional Information"). A copy of the Statement of Additional Information, the table of contents of which appears on page B-28 of the Preliminary Prospectus, may be obtained without charge by calling the Fund at
(800) 257-8787. In addition, the Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed electronically with the Commission.

   The information contained in the table on the cover page of the Preliminary Prospectus is supplemented and restated as follows:

                                                              Per
                                                             Share     Total
                                                            ------- -----------
Public Offering Price...................................... $25,000 $12,000,000
                                                            ------- -----------
Sales Load................................................. $   225 $   108,000
                                                            ------- -----------
Proceeds to Fund (before expenses)......................... $24,775 $11,892,000
                                                            ======= ===========

   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the New MuniPreferred shares are first issued.

                                ---------------

   The underwriters are offering the shares of the New MuniPreferred subject to various conditions. It is expected that the shares of New MuniPreferred will be delivered to the underwriters through the facilities of The Depository Trust Company on or about July 12, 1999.

                                ---------------

Salomon Smith Barney
    A.G. Edwards & Sons, Inc.
             Deutsche Banc Alex. Brown
                    Goldman, Sachs & Co.
                          John Nuveen & Co. Incorporated
                                 PaineWebber Incorporated
                                        Prudential Securities
                                               Raymond James & Associates,
                                               Inc.

                                ---------------

                 The date of this Term Sheet is July 9, 1999.

   The information appearing in the fourth sentence of the last paragraph on the front cover page and in the first sentence of the second paragraph on page A-2 of the Prospectus is supplemented and restated as follows:

   The dividend rate for the initial rate period will be 3.15%.

   The information appearing in the first sentence of the first paragraph on page A-2 of the Prospectus is supplemented and restated as follows:

     The first auction date for New MuniPreferred will be Friday, July 16, 1999, the business day before the dividend payment date for the initial rate period for New MuniPreferred.

   The information appearing in the second and third sentences of the third paragraph on page A-2 of the Prospectus is supplemented and restated as follows:

     Dividends on New MuniPreferred shares will accumulate at the initial rate beginning on Monday, July 12, 1999. Dividends will be paid on shares of New MuniPreferred on Monday, July 19, 1999 and normally thereafter on each Monday.

   The information appearing in the first sentence of the last paragraph on page A-4 of the Prospectus is supplemented and restated as follows:

     The Fund will use the net proceeds of the offering, about $11,770,164 after payment of the sales load and offering costs, to buy municipal bonds (see "Investment Objectives and Policies--Portfolio Investments."

   The information appearing in the table on page A-9 of the Prospectus is supplemented and restated as follows:

      Name                                                      Number of Shares
      ----                                                      ----------------
      Salomon Smith Barney Inc. ...............................        60
      A.G. Edwards & Sons, Inc. ...............................        60
      Deutsche Bank Securities Inc.............................        60
      Goldman, Sachs & Co. ....................................        60
      John Nuveen & Co. Incorporated...........................        60
      PaineWebber Incorporated.................................        60
      Prudential Securities Incorporated.......................        60
      Raymond James & Associates, Inc..........................        60
                                                                      ---
          Total................................................       480
                                                                      ===

   The information appearing in the second paragraph below the table on page A-9 of the Prospectus is supplemented and restated as follows:

     The underwriters, for whom Salomon Smith Barney Inc. is acting as representative, propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $225 per share is equal to .90% of the initial public offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $25 per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any New MuniPreferred shares purchased in the initial public offering on or before July 12, 1999.